Exhibit 99.2

Thrive at Prince Creek Murrells Inlet, SC Supplemental Operating & Financial Data September 2018

Table of Contents 2 Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words. Forward- looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in our publicly available filings with the Securities and Exchange Commission. We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Information This supplemental information contains certain non-GAAP information including EBITDAre, adjusted EBITDAre, FFO, normalized FFO, normalized AFFO, normalized FAD, normalized interest coverage ratio, and adjusted fixed charges coverage ratio. A reconciliation of this non-GAAP information is provided on pages 20, 23 and 24 of this supplemental information, and additional information is available under the “Non-GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www.LTCreit.com. COMPANY Company Information & Leadership 3 INVESTMENTS Execution of Growth Strategy 4 Real Estate Activities Acquisitions and Loan Originations 5 Joint Ventures 6 De Novo Development 7 Expansions and Renovations 8 Lease-Up and Lease-Up History 9-10 PORTFOLIO Portfolio Overview 11 Portfolio Metrics 12 Portfolio Diversification Geography, MSA, Age of Portfolio 13-14 Operators 15 Maturity 16 FINANCIAL Enterprise Value 17 Debt Maturity 18 Financial Data Summary 19-20 Income Statement Data 21 Consolidated Balance Sheets 22 Funds from Operations 23-24 GLOSSARY Glossary 25-26

LTC LISTED NYSE

Founded in 1992, LTC Properties, Inc. (NYSE: LTC) is a self-administered real estate investment trust (REIT) investing in seniors housing and health care properties primarily through sale-leaseback transactions, mortgage financing and structured finance solutions including preferred equity and mezzanine lending. LTC's portfolio encompasses Skilled Nursing Facilities (SNF), Assisted Living Communities (ALF), Independent Living Communities (ILF), Memory Care Communities (MC) and combinations thereof. Our main objective is to build and grow a diversified portfolio that creates and sustains shareholder value while providing our stockholders current distribution income. To meet this objective, we seek properties operated by regional operators, ideally offering upside and portfolio diversification (geographic, operator, property type and investment vehicle). For more information, visit www.LTCreit.com.

LEADERSHIP



Wendy Simpson
Chairman, Chief Executive Officer and President



Pam Kessler
Executive Vice President, CFO and Secretary



Clint Malin
Executive Vice President, Chief Investment Officer



Cece Chikhale
Senior Vice President, Controller and Treasurer



Doug Korey
Senior Vice President, Managing Director of Business Development



Peter Lyew
Vice President, Director of Taxes



Mandi Hogan
Vice President, Marketing



Gibson Satterwhite
Vice President, Asset Management

BOARD OF DIRECTORS

Wendy Simpson	Chairman
Boyd Hendrickson	Lead Independent Director
James Pieczynski	Nominating & Corporate Governance Committee Chairman
Devra Shapiro	Audit Committee Chairman
Timothy Triche, MD	Compensation Committee Chairman

ANALYSTS

John Kim	BMO Capital Markets
Joe France	Cantor Fitzgerald
Daniel Bernstein	CapitalOne
Doug Christopher	D.A. Davidson
Peter Martin	JMP Securities
Jordan Sadler	KeyBanc Capital Markets
Karin Ford	Mitsubishi - MUFG
Rich Anderson	Mizuho Securities
Mike Carroll	RBC Capital Markets
Chad Vanacore	Stifel, Nicolaus & Company
Todd Stender	Wells Fargo Securities

Any opinions, estimates, or forecasts regarding LTC's performance made by the analysts listed above do not represent the opinions, estimates, and forecasts of LTC or its management.

LTC PROPERTIES, INC.
2829 Townsgate Road
Suite 350
Westlake Village, CA 91361
805-981-8655
www.LTCreit.com

TRANSFER AGENT
American Stock Transfer and Trust Company
6201 15th Avenue
Brooklyn, NY 11219
866-708-5586

SUPPLEMENTAL INFORMATION 3Q 2018 3

$1.4 Billion in Total Investments Underwritten Execution of Growth Strategy 4 Millions INVESTMENTS

REAL ESTATE ACTIVITIES – ACQUISITIONS AND LOAN ORIGINATIONS

(DOLLAR AMOUNTS IN THOUSANDS)

ACQUISITIONS

	DATE	# OF PROPERTIES	PROPERTY TYPE	# BEDS/ UNITS	LOCATION	OPERATOR	DATE OF CONSTRUCTION	CONTRACTUAL INITIAL CASH YIELD	PURCHASE PRICE	ADDITIONAL COMMITMENT [1]
2017	6/16	2	ALF/MC/ILF	180 units	Clovis, CA	Frontier Management	2014/2016	7.00%	$ 38,813	$ -
	6/23	1	MC	60 units	West Chester, OH	Thrive Senior Living	2017	- [3]	15,650	-
	10/31	1	ALF/MC	73 units	Kansas City, MO	Oxford Senior Living	2017	7.00%	16,555	-
	12/13	1	UDP[2]	110 units	Cedarburg, WI	Tealwood Senior Living	2017-2019	7.50%	800 [4]	21,671 [4]
	12/22	1	ALF/MC	87 units	Spartanburg, SC	Affinity Living Group	1999	7.25%	10,000 [4]	- [4]
		6		510 units					$ 81,818	$ 21,671
2018	5/11	1	UDP[2]	78 units	Medford, OR	Fields Senior Living	2018-2019	7.65%	$ 600 [5]	$ 17,508 [5]
	6/28	2	MC	88 units	Fort Worth & Frisco, TX	Koelsch Communities	2014/2015	7.25%	25,200	-
	8/30	1	ILF	89 units	Medford, OR	Fields Senior Living	1984	6.75%	14,400 [5]	- [5]
		4		255 units					$ 40,200	$ 17,508

(1) Commitments may include capital improvement or development allowances for approved projects but excludes incentive payments and contingent payments. For a comprehensive list of our commitments, see our Quarterly Report on Form 10-Q.

(2) See page 7 for development activities.

(3) Transitioned two MC communities in our portfolio from Clarity Pointe to Thrive in the third quarter of 2017. The Thrive master lease was amended and restated to include these two MC communities, along with the property in West Chester, OH. The GAAP rent under the Thrive amended and restated master lease on six properties (two in lease-up on page 9 and four stabilized on page 10) represents a lease rate of 7.35%.

(4) LTC owns a 90% controlling interest in the partnership that owns the real estate and accounts for the partnership on a consolidated basis.

(5) We entered into a joint venture ("JV") to develop, purchase and own senior housing properties. During the second quarter of 2018, the JV purchased land for the development of a 78-unit ALF/MC community for a total anticipated project cost of $18,108. The non-controlling partner contributed $1,081 of cash and we committed to fund the remaining $17,027 project cost. During the third quarter of 2018, in a sale-leaseback transaction, the JV purchased an existing operational 89-unit ILF community adjacent to the 78-unit ALF/MC community we are developing for $14,400. The non-controlling partner contributed $2,857 of equity and we contributed $11,543 in cash. Upon completion of the development project, our combined economic interest in the JV will be approximately 88%. We account for the JV on a consolidated basis.

LOAN ORIGINATIONS

	DATE	# OF PROPERTIES	PROPERTY TYPE	# BEDS/ UNITS	LOCATION	LOAN TYPE	MATURITY DATE	OPERATOR	ORIGINATION	FUNDED AT ORIGINATION	STATED INTEREST RATE
2018	3/1	1	SNF	112 beds	Sterling Heights, MI [1]	Mortgage	Oct-45	Prestige Healthcare	$ 9,100	$ 7,400	8.66%
	8/31	1	SNF	126 beds	Grand Haven, MI [2]	Mortgage	Oct-45	Prestige Healthcare	10,125	7,125	9.41%
		2		238 beds					$ 19,225	$ 14,525	

(1) We funded additional loan proceeds of $7,400 under an existing mortgage loan and committed to fund $1,700 in capital improvements. The above table represents the incremental details of the additional funding. See page 8 for the detail of remaining commitments for expansions and renovations.

(2) We funded additional loan proceeds of $7,125 under an existing mortgage loan and committed to fund $3,000 in capital improvements. The loan is now secured by four SNF properties in Michigan. The above table represents the incremental details of the additional funding. See page 8 for the detail of remaining commitments for expansions and renovations.

SUPPLEMENTAL INFORMATION 3Q 2018 INVESTMENTS 5

REAL ESTATE ACTIVITIES –JOINT VENTURES

(DOLLAR AMOUNTS IN THOUSANDS)

UNCONSOLIDATED JOINT VENTURES

COMMITMENT YEAR	LOCATION	# OF PROJECTS	OPERATOR	PROPERTY TYPE	INVESTMENT TYPE	MATURITY DATE	RETURN	# BEDS/ UNITS	INVESTMENT COMMITMENT	3Q18 FUNDING	TOTAL FUNDED TO DATE	REMAINING COMMITMENT
2015	Peoria & Yuma, AZ	4	Senior Lifestyle	ALF/MC/ILF	Preferred Equity	N/A	15.00% (1)	585 units	$ 25,650	$ 83	$ 23,594	$ 2,056
2015	Ocala, FL	1	Canterfield	ALF/ILF/MC	Mezzanine	Nov-20	15.00% (2)	99 units	2,900	-	2,900	-
2016	Fort Myers, FL	1	Canterfield	UDP-ALF/MC	Mezzanine	Dec-23	15.00% (3)	127 units	3,400	-	3,400	-
								811 units	$ 31,950	$ 83	$ 29,894	$ 2,056

(1) Currently, 7% is paid in cash and 8% is deferred.
(2) Currently, 12% is paid in cash and 3% is deferred.
(3) Currently, 10% is paid in cash and 5% is deferred.

CONSOLIDATED JOINT VENTURES

INVESTMENT YEAR	LOCATION	OPERATOR	PROPERTY TYPE	INVESTMENT PURPOSE	# BEDS/ UNITS	TOTAL JOINT VENTURES COMMITMENT	NON-CONTROLLING INTEREST CONTRIBUTION	LTC COMMITMENT	LTC FUNDED TO DATE	LTC REMAINING COMMITMENT(1)
2017	Cedarburg, WI	Tealwood Senior Living	UDP	Owned Real Estate & Development	110 units	$ 22,471	$ 2,272	$ 20,199	$ 7,833	$ 12,366
2017	Spartanburg, SC	Affinity Living Group	ALF	Owned Real Estate	87 units	11,660	1,241	10,419	9,312	1,107
2018	Medford, OR	Fields Senior Living	UDP	Owned Real Estate & Development	78 units	18,108	1,081	17,027	1,747	15,280
2018	Medford, OR	Fields Senior Living	ILF	Owned Real Estate	89 units	14,400	2,857	11,543	11,543	-
					364 units	$ 66,639	$ 7,451	$ 59,188	$ 30,435	$ 28,753

(1) See page 7 and 8 for the development and renovation activities on a consolidated basis.

SUPPLEMENTAL INFORMATION 3Q 2018 INVESTMENTS 6

Real Estate Activities – De Novo Development (dollar amounts in thousands) Includes purchase of land and initial improvement funding, if applicable, and development commitment. Remaining Commitment is calculated as follows: “Investment Commitment” less “Total Project Basis” plus “Total Capitalized Interest/Other.” 7 INVESTMENTS Weatherly Court Medford, OR LOCATION OPERATOR # OF PROJECTS PROPERTY TYPE # BEDS/ UNITS 1Q19 2016 Union, KY Carespring 1 SNF 8.50% 143 beds 24,325 $ 2,496 $ 863 $ 18,405 $ 6,783 $ 2Q19 2017 Cedarburg, WI Tealwood 1 ILF/ALF/MC 7.50% 110 units 22,471 3,168 210 10,315 12,366 4Q19 2018 Medford, OR Fields 1 ALF/MC 7.65% 78 units 18,108 558 54 2,882 15,280 Total 3 7.92% 188 units/143 beds 64,904 $ 6,222 $ 1,127 $ 31,602 $ 34,429 $ REMAINING COMMITMENT (2) TOTAL PROJECT BASIS TO DATE TOTAL CAPITALIZED INTEREST/OTHER ESTIMATED RENT INCEPTION DATE COMMITMENT YEAR INVESTMENT COMMITMENT (1) 3Q18 FUNDING CONTRACTUAL INITIAL CASH YIELD

REAL ESTATE ACTIVITIES – EXPANSIONS & RENOVATIONS

(DOLLAR AMOUNTS IN THOUSANDS)

OWNED

ESTIMATED RENT INCEPTION DATE	COMMITMENT YEAR	PROJECT TYPE	LOCATION	OPERATOR	# OF PROJECTS	PROPERTY TYPE	CONTRACTUAL INITIAL CASH YIELD	INVESTMENT COMMITMENT	3Q18 FUNDING	TOTAL FUNDED TO DATE	REMAINING COMMITMENT
- (1)	2017	Renovation	Spartanburg, SC	Affinity Living Group	1	ALF/MC	7.25%	$ 1,500	$ 107	$ 393	$ 1,107
- (1)	2017	Renovation	Las Vegas, NV	Fundamental	1	OTH	9.00%	5,550	217	823	4,727
				Total	2			$ 7,050	$ 324	$ 1,216	$ 5,834

(1) Rent payment increases upon each funding.

MORTGAGE LOANS

ESTIMATED INTEREST INCEPTION DATE	COMMITMENT YEAR	PROJECT TYPE	LOCATION	OPERATOR	# OF PROJECTS	PROPERTY TYPE	CONTRACTUAL INITIAL CASH YIELD	INVESTMENT COMMITMENT	3Q18 FUNDING	TOTAL FUNDED TO DATE	REMAINING COMMITMENT
- (1)	2015	Expansion	Rochester Hills , MI	Prestige Healthcare	1	SNF	9.41%	$ 10,000	$ -	$ 1,449	$ 8,551
- (2)	2015	Renovation	Farmington & Howell, MI	Prestige Healthcare	2	SNF	9.41%	5,000	280	3,206	1,794
- (3)	2016	Expansion	Grand Blanc, MI	Prestige Healthcare	1	SNF	9.41%	5,500	497	5,322	178
- (3)	2016	Renovation	East Lansing, MI	Prestige Healthcare	2	SNF	9.41%	4,500	677	2,983	1,517
- (2)	2018	Renovation	Sterling Heights, MI	Prestige Healthcare	1	SNF	8.66%	1,700	297	297	1,403
- (2)	2018	Renovation	Grand Haven, MI	Prestige Healthcare	1	SNF	9.41%	3,000	-	-	3,000
				Total	8			$ 29,700	$ 1,751	$ 13,257	$ 16,443

(1) Commitment is part of the total loan commitment secured by 15 properties in Michigan operated by Prestige Healthcare. Interest payment increases upon each funding.
(2) Commitment is part of the total loan commitment secured by 4 properties in Michigan operated by Prestige Healthcare. Interest payment increases upon each funding.
(3) Interest payment increases upon each funding.

SUPPLEMENTAL INFORMATION 3Q 2018
INVESTMENTS 8

REAL ESTATE ACTIVITIES – LEASE-UP

(DOLLAR AMOUNTS IN THOUSANDS)

DATE ACQUIRED	DATE OPENED [(1)]	OCCUPANCY AT 9/30/18	DEVELOPMENT COMMITMENT YEAR	PROJECT TYPE	LOCATION	OPERATOR	# OF PROJECTS	PROPERTY TYPE	CONTRACTUAL INITIAL CASH YIELD	# OF UNITS	TOTAL INVESTMENT [(2)]
Oct-15	Dec-17	56%	2015	Development	Glenview, IL	Anthem [(3)]	1	MC	- [(3)]	66 units	$ 16,166
Oct-16	Jun-18	29%	2016	Development	Oak Lawn, IL	Anthem [(3)]	1	MC	- [(3)]	66 units	15,094
							2			132 units	$ 31,260
May-15	Nov-16	65%	2015	Development	Wichita, KS	Oxford Senior Living	1	ILF	7.43%	108 units	$ 14,172
Oct-17	Aug-17	71%	N/A	Acquisition [(4)]	Kansas City, MO	Oxford Senior Living	1	ALF/MC	7.00%	73 units	16,624
							2			181 units	$ 30,796
Feb-15	Sep-16	81%	2015	Development	Murrells Inlet, SC	Thrive Senior Living [(5)]	1	ALF/MC		89 units	$ 16,265
Jun-17	Apr-17	68%	N/A	Acquisition [(4)]	West Chester, OH	Thrive Senior Living [(5)]	1	MC		60 units	15,909
							2		7.35% [(5)]	149 units	$ 32,174
						Total	6			462 units	$ 94,230

(1) Represents date of Certificate of Occupancy.
(2) Total Investment for acquisitions include closing costs.
(3) During 2017, we issued a notice of default to Anthem resulting from Anthem's partial payment of minimum rent. Anthem operates 11 operational MC communities under a master lease. We are currently not pursuing enforcement of our rights and remedies pertaining to known events of default under the master lease and our guarantees, with the stipulation that Anthem achieve certain levels of performance and pays an annual total amount of approximately $5,200 toward their obligations of the master lease through December 31, 2018. We receive regular financial performance updates from Anthem and continue to closely monitor Anthem's performance obligations under the master lease agreement.
(4) Properties were newly constructed and purchased following issuance of final certificate of occupancy and licensure.
(5) Transitioned two MC communities in our portfolio from Clarity Pointe to Thrive in the third quarter of 2017. The Thrive master lease was amended and restated to include these two MC communities, along with the property in West Chester, OH. The GAAP rent under the Thrive amended and restated master lease on six properties (two in lease-up and four stabilized) represents a lease rate of 7.35%.

SUPPLEMENTAL INFORMATION 3Q 2018 INVESTMENTS 9

REAL ESTATE ACTIVITIES – LEASE-UP HISTORY

PROPERTY	LOCATION	OPERATOR	PROPERTY TYPE	PROJECT TYPE	# BEDS/ UNITS	DATE ACQUIRED	DATE OPENED [1]	DATE STABILIZED	# OF MONTHS TO STABILIZATION
Highline Place	Littleton, CO	Anthem	MC	Development	60 units	May 2012	Jul 2013	Sep 2013	2
Willowbrook Place - Kipling	Littleton, CO	Anthem	MC	Development	60 units	Sep 2013	Aug 2014	Dec 2015	16
Chelsea Place	Aurora, CO	Anthem	MC	Development	48 units	Sep 2013	Dec 2014	Mar 2016	15
Greenridge Place	Westminster, CO	Anthem	MC	Development	60 units	Dec 2013	Feb 2015	Feb 2017	24
Harvester Place	Burr Ridge, IL	Anthem	MC	Development	66 units	Oct 2014	Feb 2016	Feb 2018	24
Vineyard Place[2]	Murrieta, CA	Anthem	MC	Development	66 units	Sept 2015	Aug 2016	Aug 2018	24
Porter Place[3]	Tinley Park, IL	Anthem	MC	Development	66 units	May 2015	Jul 2016	Jul 2018	24
Coldspring Transitional Care Center	Cold Spring, KY	Carespring	SNF	Development	143 beds	Dec 2012	Nov 2014	Jun 2016	19
Carmel Village Memory Care[4]	Clovis, CA	Frontier	MC/ILF	Acquisition	73 units	Jun 2017	Sep 2016	Jun 2018	12
Carmel Village at Clovis[5]	Clovis, CA	Frontier	ALF	Acquisition	107 units	Jun 2017	Nov 2014	Jun 2018	12
Hillside Heights Rehabilitation Suites	Amarillo, TX	Fundamental	SNF	Redevelopment	120 beds	Oct 2011	Jul 2013	Aug 2013	1
Pavilion at Glacier Valley	Slinger, WI	Fundamental	SNF	Redevelopment	106 beds	Feb 2015	Feb 2014	Feb 2016	24
Pavilion at Creekwood	Mansfield, TX	Fundamental	SNF	Acquisition	126 beds	Feb 2016	Jul 2015	Feb 2017	12
Mustang Creek Estates	Frisco, TX	Mustang Creek Mgmt	ALF/MC	Development	80 units	Dec 2012	Oct 2014	Dec 2015	14
The Oxford Grand	Wichita, KS	Oxford Senior Living	ALF/MC	Development	77 units	Oct 2012	Oct 2013	Sep 2014	11
Thrive at Deerwood	Jacksonville, FL	Thrive Senior Living	MC	Acquisition	60 units	Sep 2015	Jul 2015	Jul 2017	24
Thrive at Beckley Creek	Louisville, KY	Thrive Senior Living	MC	Acquisition	60 units	Apr 2016	Mar 2016	Mar 2018	24
Thrive at Athens	Athens, GA	Thrive Senior Living	ALF/MC	Acquisition	70 units	June 2016	May 2016	May 2018	24
Thrive at Oso Bay	Corpus Christi, TX	Thrive Senior Living	MC	Development	56 units	Feb 2015	May 2016	May 2018	24

(1) Represents date of Certificate of Occupancy.
(2) The occupancy for Murrieta, CA property at September 30, 2018 was 91%.
(3) Property meets the definition of stabilized but has not yet achieved the applicable occupancy threshold. The occupancy for Tinley Park, IL property at September 30, 2018 was 49%.
(4) Property meets the definition of stabilized but has not yet achieved the applicable occupancy threshold. The occupancy for Clovis, CA property at September 30, 2018 was 80%.
(5) Property meets the definition of stabilized but has not yet achieved the applicable occupancy threshold. The occupancy for Clovis, CA property at September 30, 2018 was 65%.

SUPPLEMENTAL INFORMATION 3Q 2018 INVESTMENTS 10

PORTFOLIO OVERVIEW

(DOLLAR AMOUNTS IN THOUSANDS)

PROPERTY TYPE	# OF PROPERTIES	GROSS INVESTMENT	% OF INVESTMENT	TWELVE MONTHS ENDED SEPTEMBER 30, 2018 RENTAL INCOME[1]	INTEREST INCOME[1]	% OF REVENUES
Skilled Nursing[2]	95	$ 814,194	49.1%	$ 66,791	$ 27,540	59.0%
Assisted Living	103	802,484	48.4%	64,722	-	40.4%
Under Development[3]	-	31,602	1.9%	-	-	-
Other[4]	1	11,040	0.6%	906	-	0.6%
Total	199	$ 1,659,320	100.0%	$ 132,419	$ 27,540	100.0%

(1) Includes rental income and interest income from mortgage loans and excludes rental income from properties sold and interest income from loans that paid off during the twelve months ended September 30, 2018.

(2) Subsequent to September 30, 2018, we sold a 60-bed SNF in Florida for $5,000 with a gross book value and a net book value of $2,497 and $1,526, respectively, and an annual GAAP rent of $404. As a result, we expect to record a gain on sale of approximately $3,400.

(3) Includes three development projects consisting of a 143-bed SNF in Kentucky, a 110-unit ILF/ALF/MC community in Wisconsin and a 78-unit ALF/MC community in Oregon.

(4) Includes three parcels of land held-for use and one behavioral health care hospital.



Gross Real Property
85.2%
$1.4B
Loans Receivable
14.8%
$0.3B



29
Operators
28
States
199 Properties
3 Development projects
3 Land parcels

SUPPLEMENTAL INFORMATION 3Q 2018 PORTFOLIO 11

Portfolio Metrics Information is for the trailing twelve months through June 30, 2018 and March 31, 2018 and is from property level operator financial statements which are unaudited and have not been independently verified by LTC. Same Property Portfolio Statistics (1) Stabilized Property Portfolio TTM Ended June 30, 2018 12 PORTFOLIO Assisted living Total portfolio payor source snf portfolio payor source Skilled nursing 1.22 1.21 1.43 1.43 84.5% 85.2% 75.0% 80.0% 85.0% 90.0% 95.0% 100.0% 0.00 0.50 1.00 1.50 2.00 1Q18 2Q18 Occupancy % Normalized EBITDAR Normalized EBITDARM Occupancy 54.7% 55.5% 15.2% 15.0% 30.1% 29.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 1Q18 2Q18 Private Pay Medicare Medicaid 1.28 1.28 1.78 1.78 78.0% 78.0% 75.0% 80.0% 85.0% 90.0% 95.0% 100.0% 0.00 0.50 1.00 1.50 2.00 1Q18 2Q18 Occupancy % Normalized EBITDAR Normalized EBITDARM Occupancy 30.7% 31.1% 23.9% 23.8% 45.4% 45.1% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 1Q18 2Q18 Private Pay Medicare Medicaid

Portfolio Diversification – Geography (as of SEPTEMBER 30, 2018) * Behavioral health care hospital Skilled Nursing (95) Assisted Living (103) Other * (1) Under Development (3) Land (3) CA WA ME NV WY MI IL AR LA WV ND NY OR AZ NM TX UT ID MT SD NE KS OK MS MN WI FL AL GA SC TN MO IA IN OH PA NJ NC VA CO KY 5 24 1 1 2 3 5 1 2 4 2 1 2 5 6 18 5 2 7 7 4 8 7 4 3 13 7 5 1 22 3 1 5 9 1 1 1 1 1 1 2 States in which we have the highest concentration of properties are those states with the highest projected increases in the 80+ population cohort over the next decade. Represents 10 states with the highest projected increases in the 80+ population cohort from year 2020 to year 2030 Source: The American Senior Housing Association, Winter 2018, Population Growth Forecast by State 13 1 PORTFOLIO 1

Years Gross Portfolio by MSA (1) Portfolio Diversification – Geography (as of SEPTEMBER 30, 2018, dollar amounts in thousands) The MSA rank by population as of July 1, 2017, as estimated by the United States Census Bureau. Approximately 70% of our properties are in the top 100 MSAs. Due to master leases with properties in multiple states, revenue by state is not available. Includes one behavioral health care hospital and three parcels of land. Subsequent to September 30, 2018, we sold a 60-bed SNF in Florida for $5,000 with a gross book value and a net book value of $2,497 and $1,526, respectively, and an annual GAAP rent of $404. As a result, we expect to record a gain on sale of approximately $3,400. 14 Average Portfolio Age (1) As calculated from construction date or major renovation/expansion date. Includes owned portfolio and mortgage loans secured by 22 SNF properties in Michigan. PORTFOLIO 50.4% 19.5% 19.3% 7.6% 3.2% 0.0% 20.0% 40.0% 60.0% MSAs 1-31 MSAs 32-100 MSAs > 100 Cities in Micro- SA Cities not in MSA or Micro-SA # OF STATE (1) PROPS % SNF % ALF % UDP % % Texas 42 292,317 $ 17.6% 216,247 $ 26.6% 76,070 $ 9.5% - $ - - $ - Michigan 22 245,996 14.8% 245,053 30.1% - - - - 943 8.5% Wisconsin 10 137,056 8.3% 13,946 1.7% 112,795 14.1% 10,315 32.6% - - Colorado 16 114,923 6.9% 8,044 1.0% 106,879 13.3% - - - - California 7 102,254 6.2% 22,130 2.7% 80,124 10.0% - - - - Illinois 5 87,079 5.3% - - 87,079 10.9% - - - - Ohio 9 86,137 5.2% 54,000 6.6% 32,137 4.0% - - - - Florida (3) 12 74,609 4.5% 35,362 4.4% 39,247 4.9% - - - - Kansas 11 71,343 4.3% 14,112 1.7% 57,231 7.1% - - - - New Jersey 4 62,098 3.7% - - 62,098 7.7% - - - - All Others 61 385,508 23.2% 205,300 25.2% 148,824 18.5% 21,287 67.4% 10,097 91.5% Total 199 1,659,320 $ 100.0% 814,194 $ 100.0% 802,484 $ 100.0% 31,602 $ 100.0% 11,040 $ 100.0% OTH (2) INVESTMENT GROSS

PORTFOLIO DIVERSIFICATION – OPERATORS

(AS OF SEPTEMBER 30, 2018, DOLLAR AMOUNTS IN THOUSANDS)

OPERATORS	# OF PROPERTIES	ANNUAL INCOME [1]	%	GROSS INVESTMENT	%
Prestige Healthcare	24	$ 28,775	17.7%	$ 258,186	15.6%
Senior Lifestyle Corporation	23	19,185	11.8%	189,945	11.4%
Brookdale Senior Living	37	16,271	10.0%	126,991	7.7%
Senior Care Centers	11	15,756	9.7%	138,109	8.3%
Anthem Memory Care [2]	11	4,819	3.0%	135,946	8.2%
Preferred Care	24	10,125	6.2%	78,264	4.7%
Genesis Healthcare	8	8,434	5.2%	54,864	3.3%
Fundamental	7	8,370	5.1%	75,475	4.5%
Traditions Senior Management	7	8,263	5.1%	71,610	4.3%
Carespring Health Care Management	3	7,635	4.7%	95,951	5.8%
All Others [3]	44	35,016	21.5%	433,979	26.2%
	199	$ 162,649	100.0%	$ 1,659,320	100.0%

(1) Includes annualized GAAP rent for leased properties except for Anthem as described below, and trailing twelve months of interest income from mortgage loans excluding the interest income from loans that paid off during the twelve months ended September 30, 2018.

(2) Anthem is currently being accounted for on a cash basis. Contractual annualized GAAP rent is $13,703. See page 9 for Anthem disclosure.

(3) Subsequent to September 30, 2018, we sold a 60-bed SNF in Florida for $5,000 with a gross book value and a net book value of $2,497 and $1,526, respectively, and an annual GAAP rent of $404. As a result, we expect to record a gain on sale of approximately $3,400.

ANNUAL INCOME BY OPERATOR [1]



All Others [3]
21.5%
Prestige Healthcare
17.7%
Senior Lifestyle
11.8%
Brookdale
10.0%
Senior Care
9.7%
Anthem [2]
3.0%
Preferred Care
6.2%
Genesis
5.2%
Fundamental
5.1%
Traditions Sr Mgmt
5.1%
Carespring
4.7%
0.0%
10.0%
20.0%
30.0%

PRESTIGE HEALTHCARE	Privately Held	SNF/ALF/ILF Other Rehab	82 Properties	6 States
SENIOR LIFESTYLE	Privately Held	ALF/ILF/MC/SNF Short Term Stays	179 Properties	27 States
BROOKDALE SENIOR LIVING	NYSE: BKD	ILF/ALF/MC Continuing Care	Approx 988 Properties	46 States
SENIOR CARE CENTERS	Privately Held	SNF/ALF/ILF/MC Transitional Care & Rehab	107 Properties	2 States
ANTHEM MEMORY CARE	Privately Held	Exclusively MC	12 Properties	4 States
Preferred Care, Inc	Privately Held	SNF/ALF/ILF Specialty Care	84 Properties	12 States
Genesis HealthCare	NYSE: GEN	SNF/ALF Senior Living	More than 400 Properties	30 States
FUNDAMENTAL	Privately Held	SNF/MC Hospitals & Other Rehab	86 Properties	10 States
TRADITIONS SENIOR MANAGEMENT	Privately Held	SNF/ALF/ILF	33 Properties	6 States
CARESPRING	Privately Held	SNF/ALF/ILF Transitional Care	11 Properties	2 States

SUPPLEMENTAL INFORMATION 3Q 2018 PORTFOLIO 15

(As a % of Total Annual Income)(1) Portfolio Maturity (as of SEPTEMBER 30, 2018, dollar amounts in thousands) Includes annualized GAAP rent for leased properties except for Anthem, and trailing twelve months of interest income from mortgage loans excluding the interest income from loans that paid off during the twelve months ended September 30, 2018. Includes three properties operated under two leases. We are currently negotiating a short-term extension for one of the leases covering two of the properties with the existing lessee and concurrently negotiating a new master lease with another operator. The third property is classified as held-for-sale. Subsequent to September 30, 2018, we sold a 60-bed SNF in Florida for $5,000 with a gross book value and a net book value of $2,497 and $1,526, respectively, and an annual GAAP rent of $404. As a result, we expect to record a gain on sale of approximately $3,400. 16 PORTFOLIO Near Term Lease Maturities: Two in 2018 with an annualized GAAP rent totaling $2.9 million One in 2019 with an annualized GAAP rent totaling $1.6 million Five in 2020 with an annualized GAAP rent totaling $14.3 million As of September 30, 2018, approximately 96% of owned properties are covered under master leases and approximately 97% of rental revenues come from master leases or cross-default leases. 1.8% 1.0% 8.8% 7.6% 0.7% 2.0% 1.6% 59.6% 0.0% 0.0% 0.5% 0.0% 0.0% 0.0% 0.0% 16.4% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2018 2019 2020 2021 2022 2023 2024 Thereafter Leases Loans % OF TOTAL % OF TOTAL % OF TOTAL 2018 (2) 2,865 $ 2.1% - $ - 2,865 $ 1.8% 2019 1,571 1.2% - 1,571 1.0% 2020 14,295 10.6% 902 3.3% 15,197 9.3% 2021 12,336 9.1% - - 12,336 7.6% 2022 (3) 1,175 0.9% - - 1,175 0.7% 2023 3,332 2.5% - - 3,332 2.0% 2024 2,630 1.9% - - 2,630 1.6% Thereafter 96,904 71.7% 26,639 96.7% 123,543 76.0% Total 135,108 $ 100.0% 27,541 $ 100.0% 162,649 $ 100.0% YEAR RENTAL INCOME (1) INTEREST INCOME (1) ANNUAL INCOME (1)

Enterprise Value (amounts in thousands, except per share amounts and number of shares) Capitalization Total Debt Common Stock Subsequent to September 30, 2018, we paid down $20,000 under our unsecured revolving line of credit. Accordingly, we have $100,000 outstanding with $500,000 available for borrowing. Represents outstanding balance of $551,967, net of debt issue costs of $981. Rate includes amortization of debt issue cost. Closing price of our common stock as reported by the NYSE on September 28, 2018, the last trading day of third quarter 2018. See page 20 for reconciliation of annualized adjusted EBITDAre. 17 FINANCIAL Common Stock 72.3% Total Debt 27.7% CAPITALIZATION Bank borrowings - weighted average rate 3.4% (1) 120,000 $ Senior unsecured notes - weighted average rate 4.5% (2) 550,986 Total debt - weighted average rate 4.3% 670,986 27.7% No. of shares Common stock 39,656,737 44.11 $ 1,749,259 72.3% 2,420,245 $ 100.0% Add: Non-controlling interest 7,451 Less: Cash and cash equivalents (20,408) 2,407,288 $ Debt to Enterprise Value 27.9% Debt to Annualized Adjusted EBITDA re (4) 4.5x ENTERPRISE VALUE 9/28/18 DEBT EQUITY Closing Price TOTAL MARKET VALUE SEPTEMBER 30, 2018 (3)

Debt Maturity (as of SEPTEMBER 30, 2018, dollar amounts in thousands) Debt Structure Subsequent to September 30, 2018, we paid down $20,000 under our unsecured revolving line of credit. Accordingly, we have $100,000 outstanding with $500,000 available for borrowing. Reflects scheduled principal payments. Excludes debt issue costs which are included in the senior unsecured notes balance on our Consolidated Balance Sheets shown on page 22. 18 FINANCIAL Senior Unsecured Notes 82.1% Unsecured Line of Credit 17.9% $0 $0 $0 $0 $120,000 $0 $0 $0 $18,000 $33,667 $40,160 $47,160 $48,160 $49,160 $49,160 $266,500 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2018 2019 2020 2021 2022 2023 2024 Thereafter Unsecured Line Senior Unsecured Notes $ - $ 18,000 $ 18,000 2.7% - 33,667 33,667 5.0% - 40,160 40,160 6.0% - 47,160 47,160 7.0% 120,000 48,160 168,160 25.0% - 49,160 49,160 7.3% - 49,160 49,160 7.3% - 266,500 266,500 39.7% $ 120,000 $ 551,967 (3) $ 671,967 (3) 100.0% 2023 2024 Thereafter Total 2018 2019 2020 2021 2022 YEAR UNSECURED LINE OF CREDIT (1) SENIOR UNSECURED NOTES (2) % OF TOTAL TOTAL

Financial Data Summary (dollar amounts in thousands) Represents outstanding balance of gross bank borrowings and senior unsecured notes, net of debt issue costs. Leverage Ratios 19 Coverage Ratios FINANCIAL 36.4% 27.9% 37.6% 28.0% 36.4% 24.9% 37.4% 26.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Debt to Gross Asset Value Debt to Total Enterprise Value 9/30/2018 2017 2016 2015 4.5x 4.8x 4.8x 4.4x 4.9x 4.9x 4.2x 5.2x 5.2x 4.7x 6.7x 5.9x 0.0 2.5 5.0 7.5 10.0 Debt to Adjusted EBITDAre Adjusted EBITDAre/ Interest Incurred Adjusted EBITDAre/ Fixed Charges 3Q18 Annualized 2017 2016 2015 12/31/16 12/31/15 Gross real estate assets $1,659,320 $1,618,284 $1,533,679 $1,418,405 Net real estate investments 1,349,652 1,309,996 1,255,503 1,164,950 Gross asset value 1,845,647 1,774,024 1,673,238 1,528,879 Total debt (1) 670,986 667,502 609,391 571,872 Total liabilities 712,558 706,922 654,848 616,222 Total equity 823,293 758,648 740,048 659,202 9/30/18 12/31/17

FINANCIAL DATA SUMMARY
(DOLLAR AMOUNTS IN THOUSANDS)

RECONCILIATION OF ANNUALIZED ADJUSTED EBITDAre AND FIXED CHARGES

	3Q18 ANNUALIZED [1]	FOR THE YEAR ENDED 12/31/17	12/31/16	12/31/15
Net income	$ 96,689	$ 87,340	$ 85,115	$ 73,081
Less: Gain on sale of real estate, net	(14,353)	(3,814)	(3,582)	(586)
Add: Impairment charges	-	1,880 [2]	766 [3]	2,250 [4]
Add: Interest expense	29,988	29,949	26,442	17,497
Add: Depreciation and amortization	37,788	37,610	35,932	29,431
EBITDAre	150,112	152,965	144,673	121,673
Add: Non-recurring one-time items	-	(842) [5]	-	937 [6]
Adjusted EBITDAre	$ 150,112	$ 152,123	$ 144,673	$ 122,610
Interest expense:	$ 29,988	$ 29,949	$ 26,442	$ 17,497
Add: Capitalized interest	1,192	908	1,408	827
Interest incurred	$ 31,180	$ 30,857	$ 27,850	$ 18,324
Interest incurred	$ 31,180	$ 30,857	$ 27,850	$ 18,324
Preferred stock dividend	-	-	-	2,454
Fixed Charges	$ 31,180	$ 30,857	$ 27,850	$ 20,778

(1) Gain on sale of real assets is not annualized.

(2) In conjunction with our negotiations to transition two properties to another operator in our portfolio, we wrote off $1,880 of straight-line rent and other receivables related to these two properties.

(3) Impairment charge related to an asset sold in 2017.

(4) Impairment charge related to an asset sold in 2015.

(5) Represents net write-off of an earn-out liability and the related lease incentive due to a master lease amendment with an affiliate of Senior Lifestyle entered into subsequent to September 30, 2018.

(6) Represents $400 provision for loan loss reserve related to additional loan proceeds funded under an existing mortgage loan and $537 of acquisition costs related to the 10-property senior housing portfolio acquisition.

NON-CASH REVENUE COMPONENTS

	3Q18	4Q18[1]	1Q19[1]	2Q19[1]	3Q19[1]
Straight-line rent	$ 3,189	$ 1,137	$ 1,178	$ 1,373	$ 1,310
Amort of lease inducement	(560)	(441)	(441)	(441)	(445)
Effective Interest	1,441	1,409	1,371	1,374	1,368
Net	$ 4,070	$ 2,105	$ 2,108	$ 2,306	$ 2,233

(1) For leases and loans in place at September 30, 2018, assuming no renewals, modification or replacement, and no new investments are added to our portfolio except for year 2018 lease extensions noted on page 16 and the exclusion of straight-line rent due to the sale of a 60-bed SNF in Florida subsequent to September 30, 2018. It also includes the removal of the amortization of the contingent lease incentive payable to an affiliate of Senior Lifestyle due to the amendment to the master lease entered into subsequent to September 30, 2018 and excludes straight-line rent under the Anthem master lease which is in default and currently being accounted for on a cash basis. See page 9 for Anthem disclosure.

SUPPLEMENTAL INFORMATION 3Q 2018 FINANCIAL 20

Income Statement Data (amounts in thousands, except per share amounts) 21 FINANCIAL 2018 2017 2018 2017 Revenues Rental income 34,211 $ 33,233 $ 102,646 $ 103,533 $ Interest income from mortgage loans 7,087 6,677 20,910 20,050 Interest and other income 478 1,336 1,502 2,753 Total revenues 41,776 41,246 125,058 126,336 Expenses Interest expense 7,497 7,644 22,981 22,266 Depreciation and amortization 9,447 9,519 28,159 28,186 Impairment charges - - - 1,880 Provision (recovery) for doubtful accounts 106 (96) 76 (139) Transaction costs 9 34 19 56 General and administrative expenses 4,879 4,144 14,392 13,270 Total expenses 21,938 21,245 65,627 65,519 Operating Income 19,838 20,001 59,431 60,817 Income from unconsolidated joint ventures 746 615 2,103 1,635 Gain on sale of real estate, net 14,353 - 62,698 5,054 Net Income 34,937 20,616 124,232 67,506 Income allocated to non-controlling interests (17) - (17) - Net income attributable to LTC Properties , Inc . 34,920 20,616 124,215 67,506 Income allocated to participating securities (138) (80) (504) (281) Net income available to common stockholders 34,782 $ 20,536 $ 123,711 $ 67,225 $ Earnings per common share: Basic $0.88 $0.52 $3.13 $1.71 Diluted $0.88 $0.52 $3.12 $1.70 Weighted average shares used to calculate earnings per common share: Basic 39,487 39,428 39,470 39,403 Diluted 39,865 39,748 39,845 39,738 Dividends declared and paid per common share $0.57 $0.57 $1.71 $1.71 (unaudited) (unaudited) THREE MONTHS ENDED NINE MONTHS ENDED SEPTEMBER 30, SEPTEMBER 30,

Consolidated Balance Sheets (amounts in thousands, except per share amounts) 22 FINANCIAL (unaudited) (audited) (unaudited) (audited) ASSETS Investments: LIABILITIES Land 125,533 $ 124,041 $ Bank borrowings 120,000 $ 96,500 $ Buildings and improvements 1,280,491 1,262,335 Senior unsecured notes, net of debt issue Accumulated depreciation and amortization (304,337) (304,117) costs: 2018 - $981; 2017 - $1,131 550,986 571,002 Operating real estate property, net 1,101,687 1,082,259 Total Debt 670,986 667,502 Properties held-for-sale, net of accumulated depreciation: 2018 - $2,887; 2017 - $1,916 5,356 3,830 Accrued interest 3,468 5,276 Real property investments, net 1,107,043 1,086,089 Accrued incentives and earn-outs 9,292 8,916 Mortgage loans receivable, net of loan loss Accrued expenses and other liabilities 28,812 25,228 reserve: 2018 - $2,444; 2017 - $2,255 242,609 223,907 Total liabilities 712,558 706,922 Real estate investments, net 1,349,652 1,309,996 Notes receivable, net of loan loss reserve: 2018 - $128; 2017 - $166 12,642 16,402 Investments in unconsolidated joint ventures 30,511 29,898 EQUITY Investments, net 1,392,805 1,356,296 Stockholders' equity: Common stock (1) 397 396 Other assets: Capital in excess of par value 861,226 856,992 Cash and cash equivalents 20,408 5,213 Cumulative net income 1,224,998 1,100,783 Restricted cash 2,163 - Cumulative distributions (1,270,779) (1,203,011) Debt issue costs related to bank borrowings 3,202 810 Total LTC stockholders' equity 815,842 755,160 Interest receivable 19,290 15,050 Straight-line rent receivable, net of allowance for Non-controlling interests 7,451 3,488 doubtful accounts: 2018 - $739; 2017 - $814 73,114 64,490 Lease Incentives 21,102 21,481 Total equity 823,293 758,648 Prepaid expenses and other assets 3,767 2,230 Total assets 1,535,851 $ 1,465,570 $ Total liabilities and equity 1,535,851 $ 1,465,570 $ (1) Common stock of $ 0 . 01 par value ; 60 , 000 shares authorized ; shares issued and outstanding : 2018 – 39 , 657 ; 2017 – 39 , 570 SEPTEMBER 30 , 2018 DECEMBER 31, 2017 SEPTEMBER 30 , 2018 DECEMBER 31, 2017

FUNDS FROM OPERATIONS

(UNAUDITED, AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

RECONCILIATION OF FFO, AFFO, AND FAD

	THREE MONTHS ENDED SEPTEMBER 30,		NINE MONTHS ENDED SEPTEMBER 30,	
	2018	2017	2018	2017
GAAP net income available to common stockholders	$ 34,782	$ 20,536	$ 123,711	$ 67,225
Add: Depreciation and amortization	9,447	9,519	28,159	28,186
Add: Impairment charges	-	-	-	1,880
Less: Gain on sale of real estate, net	(14,353)	-	(62,698)	(5,054)
NAREIT FFO attributable to common stockholders	29,876	30,055	89,172	92,237
Less: Non-recurring one-time items	-	(842) (1)	-	(842) (1)
FFO attributable to common stockholders excluding non-recurring income	29,876	29,213	89,172	91,395
Less: Non-cash rental income	(2,629)	(1,485)	(6,978)	(5,681)
Less: Effective interest income from mortgage loans	(1,441)	(1,394)	(4,265)	(4,102)
Less: Deferred income from unconsolidated joint ventures	(31)	(47)	(93)	(141)
Adjusted FFO (AFFO)	25,775	26,287	77,836	81,471
Add: Non-cash compensation charges	1,487	1,283	4,384	3,967
Add: Non-cash interest related to earn-out liabilities	126	125	377	476
Less: Capitalized interest	(298)	(256)	(850)	(627)
Funds available for distribution (FAD)	$ 27,090	$ 27,439	$ 81,747	$ 85,287
NAREIT Diluted FFO attributable to common stockholders per share	$0.75	$0.76	$2.25	$2.33

(1) Represents net write-off of an earn-out liability and the related lease incentive due to a master lease amendment with an affiliate of Senior Lifestyle entered into subsequent to September 30, 2018.

SUPPLEMENTAL INFORMATION 3Q 2018 FINANCIAL 23

FUNDS FROM OPERATIONS

(UNAUDITED, AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

RECONCILIATION OF FFO PER SHARE

	FFO		AFFO		FAD	
For the three months ended September 30,	2018	2017	2018	2017	2018	2017
FFO/AFFO/FAD attributable to common stockholders	$ 29,876	$ 30,055	$ 25,775	$ 26,287	$ 27,090	$ 27,439
Non-recurring one-time items	-	(842) (1)	-	-	-	-
FFO/AFFO/FAD attributable to common stockholders excluding non-recurring income	29,876	29,213	25,775	26,287	27,090	27,439
Effect of dilutive securities:						
Participating securities	138	80	138	80	138	80
Diluted FFO/AFFO/FAD assuming conversion	$ 30,014	$ 29,293	$ 25,913	$ 26,367	$ 27,228	$ 27,519
Shares for basic FFO/AFFO/FAD per share	39,487	39,428	39,487	39,428	39,487	39,428
Effect of dilutive securities:						
Stock options	4	9	4	9	4	9
Performance based stock units (MSU)	217	170	217	170	217	170
Participating securities	157	141	157	141	157	141
Shares for diluted FFO/AFFO/FAD per share	39,865	39,748	39,865	39,748	39,865	39,748

	FFO		AFFO		FAD	
For the nine months ended September 30,	2018	2017	2018	2017	2018	2017
FFO/AFFO/FAD attributable to common stockholders	$ 89,172	$ 92,237	$ 77,836	$ 81,471	$ 81,747	$ 85,287
Non-recurring one-time items	-	(842) (1)	-	-	-	-
FFO/AFFO/FAD attributable to common stockholders excluding non-recurring income	89,172	91,395	77,836	81,471	81,747	85,287
Effect of dilutive securities:						
Participating securities	504	281	504	281	504	281
Diluted FFO/AFFO/FAD assuming conversion	$ 89,676	$ 91,676	$ 78,340	$ 81,752	$ 82,251	$ 85,568
Shares for basic FFO/AFFO/FAD per share	39,470	39,403	39,470	39,403	39,470	39,403
Effect of dilutive securities:						
Stock options	3	11	3	11	3	11
Performance based stock units (MSU)	217	170	217	170	217	170
Participating securities	155	154	155	154	155	154
Shares for diluted FFO/AFFO/FAD per share	39,845	39,738	39,845	39,738	39,845	39,738

(1) Represents net write-off of an earn-out liability and the related lease incentive due to a master lease amendment with an affiliate of Senior Lifestyle entered into subsequent to September 30, 2018.

SUPPLEMENTAL INFORMATION 3Q 2018 FINANCIAL 24

Adjusted Funds from Operations (“AFFO”): FFO excluding the effects of straight-line rent, amortization of lease inducement, effective interest income and deferred income from unconsolidated joint ventures. Assisted Living Communities (“ALF”): The ALF portfolio consists of assisted living, independent living, and/or memory care properties. (See Independent Living and Memory Care) Assisted living properties are seniors housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide. Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication. The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs. Contractual Lease Rent: Rental revenue as defined by the lease agreement between us and the operator for the lease year. Earnings Before Interest, Tax, Depreciation and Amortization for Real Estate (“EBITDAre”): As defined by the National Association of Real Estate Investment Trusts (“NAREIT”), EBITDAre is calculated as net income available to common stockholders (computed in accordance with GAAP) excluding (i) interest expense, (ii) income tax expense, (iii) real estate depreciation and amortization, (iv) impairment write-downs of depreciable real estate, (v) gains or losses on the sale of depreciable real estate, and (vi) adjustments for unconsolidated partnerships and joint ventures. Funds Available for Distribution (“FAD”): AFFO excluding the effects of non-cash compensation charges, capitalized interest and non-cash interest charges. Funds From Operations (“FFO”): As defined by NAREIT, net income available to common stockholders (computed in accordance with U.S. GAAP) excluding gains or losses on the sale of real estate and impairment write-downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. GAAP Lease Yield: GAAP rent divided by the sum of the purchase price and transaction costs. GAAP Rent: Total rent we will receive as a fixed amount over the initial term of the lease and recognized evenly over that term. GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized. GAAP rent is commonly referred to as straight-line rental income. Gross Asset Value: The carrying amount of total assets after adding back accumulated depreciation and loan loss reserves, as reported in the company’s consolidated financial statements. Gross Investment: Original price paid for an asset plus capital improvements funded by LTC, without any depreciation deductions. Gross Investment is commonly referred to as undepreciated book value. Independent Living Communities (“ILF”): Seniors housing properties offering a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on-site security and emergency response programs. Many offer on-site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers. ILFs are also known as retirement communities or seniors apartments. Interest Income: Represents interest income from mortgage loans and other notes. Licensed Beds/Units: The number of beds and/or units that an operator is authorized to operate at seniors housing and long-term care properties. Licensed beds and/or units may differ from the number of beds and/or units in service at any given time. Memory Care Communities (“MC”): Seniors housing properties offering specialized options for seniors with Alzheimer’s disease and other forms of dementia. These facilities offer dedicated care and specialized programming for various conditions relating to memory loss in a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living facilities. These facilities have staff available 24 hours a day to respond to the unique needs of their residents. Metropolitan Statistical Areas (“MSA”): Based on the U.S. Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A metro area contains a core urban area of 50,000 or more population. MSAs 1 to 31 have a population of 20.3M – 2.1M. MSAs 32 to 100 have a population of 2.1M – 0.6M. MSAs less than 100 have a population of 0.5M – 55K. Cities in a Micro-SA have a population of 216K – 13K. Cities not in a MSA has population of less than 100K. Mezzanine: In certain circumstances, the Company strategically allocates a portion of its capital deployment toward mezzanine loans to grow relationships with operating companies that have not typically utilized sale leaseback financing as a component of their capital structure. Mezzanine financing sits between senior debt and common equity in the capital structure, and typically is used to finance development projects or value-add opportunities on existing operational properties. We seek market-based, risk-adjusted rates of return typically between 12-18% with the loan term typically between four to eight years. Security for mezzanine loans can include all or a portion of the following credit enhancements; secured second mortgage, pledge of equity interests and personal/corporate guarantees. Mezzanine loans can be recorded for GAAP purposes as either a loan or joint venture depending upon specifics of the loan terms and related credit enhancements. 25 GLOSSARY GLOSSARY

Micropolitan Statistical Areas (“Micro-SA”): Based on the U.S. Census Bureau, Micro-SA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A micro area contains an urban core of at least 10,000 population. Mortgage Loan: Mortgage financing is provided on properties based on our established investment underwriting criteria and secured by a first mortgage. Subject to underwriting, additional credit enhancements may be required including, but not limited to, personal/corporate guarantees and debt service reserves. When possible, LTC attempts to negotiate a purchase option to acquire the property at a future time and lease the property back to the borrower. Net Real Estate Assets: Gross real estate investment less accumulated depreciation. Net Real Estate Asset is commonly referred to as Net Book Value (“NBV”). Non-cash Rental Income: Straight-line rental income and amortization of lease inducement. Non-cash Compensation Charges: Vesting expense relating to stock options and restricted stock. Normalized AFFO: AFFO adjusted for non-recurring, infrequent or unusual items. Normalized EBITDAR Coverage: The trailing twelve month’s earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, and rent divided by the operator’s contractual lease rent. Management fees are imputed at 5% of revenues. Normalized EBITDARM Coverage: The trailing twelve month’s earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, rent, and management fees divided by the operator’s contractual lease rent. Normalized FAD: FAD adjusted for non-recurring, infrequent or unusual items. Normalized FFO: FFO adjusted for non-recurring, infrequent or unusual items. Occupancy: The weighted average percentage of all beds and/or units that are occupied at a given time. The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time. Operator Financial Statements: Property level operator financial statements which are unaudited and have not been independently verified by us. Payor Source: LTC revenue by operator underlying payor source for the period presented. LTC is not a Medicaid or a Medicare recipient. Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage. Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us. Private Pay: Private pay includes private insurance, HMO, VA, and other payors. Purchase Price: Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets; it is not a forced transaction (for example, a forced liquidation or distress sale). Rental Income: Represents GAAP rent net of amortized lease inducement cost. Same Property Portfolio (“SPP”): Same property statistics allow for the comparative evaluation of performance across a consistent population of LTC’s leased property portfolio and the Prestige Healthcare mortgage loan portfolio. Our SPP is comprised of stabilized properties occupied and operated throughout the duration of the quarter-over-quarter comparison periods presented (excluding assets sold and assets held-for-sale). Accordingly, a property must be occupied and stabilized for a minimum of 15 months to be included in our SPP. Skilled Nursing Properties (“SNF”): Seniors housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals. Many SNFs provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub-acute care services which are paid either by the patient, the patient’s family, private health insurance, or through the federal Medicare or state Medicaid programs. Stabilized: Properties are generally considered stabilized upon the earlier of achieving certain occupancy thresholds (e.g. 80% for SNFs and 90% for ALFs) and, as applicable, 12 months from the date of acquisition or, in the event of a de novo development, redevelopment, major renovations or addition, 24 months from the date the property is first placed in or returned to service, or issuance of certificate of occupancy for properties acquired in lease-up. Under Development Properties (“UDP”): Development projects to construct seniors housing properties. 26 GLOSSARY GLOSSARY